Seneca Global Fund, L.P. 10-Q
EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Seneca Global Fund, L.P. (“Fund”), on Form 10-Q for the quarter ended June 30, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Carl A. Serger, Chief Financial Officer of Steben & Company, Inc., the General Partner of the Fund, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	August 14, 2013

By:	/s/ Carl A. Serger
Carl A. Serger
Chief Financial Officer and Director of the General Partner